EQUITABLE RESOURCES, INC.

                           DEFERRED COMPENSATION PLAN





                           EFFECTIVE - JANUARY 1, 1996




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                            EQUITABLE RESOURCES, INC.
                           DEFERRED COMPENSATION PLAN

                                                    Table of Contents

ARTICLE I...................................................5
      1.1 Statement of Purpose..............................5

ARTICLE II..................................................6

DEFINITIONS.................................................6
      2.1 Account...........................................6
      2.2 Base Salary.......................................6
      2.3 Beneficiary.......................................6
      2.4 Board.............................................6
      2.5 Bonus.............................................6
      2.6 Change in Control.................................7
      2.7 Code..............................................7
      2.8 Committee.........................................7
      2.9 Compensation......................................7
      2.10 Company Matching Account.........................8
      2.11 Company Matching Amount..........................8
      2.12 Company..........................................8
      2.13 Credited Service.................................8
      2.14 Deferral Account.................................8
      2.15 Deferral Benefit.................................8
      2.16 Deferral Election................................8
      2.17 Disability.......................................8
      2.18 Early Retirement.................................8
      2.19 Eligible Employee................................9
      2.20 Employer.........................................9
      2.21 Hardship Withdrawal..............................9
      2.22 Investment Return Rate...........................9
      2.23 Participant......................................9
      2.24 Participation Agreement..........................9
      2.25 Plan.............................................9
      2.26 Plan Year........................................9
      2.27 Savings Plan.....................................10
      2.28 Selected Affiliate...............................10
      2.29 Retirement.......................................10
      2.30 Valuation Date...................................10

ARTICLE III.................................................11

ELIGIBILITY AND PARTICIPATION...............................11
      3.1 Eligibility.......................................11
      3.2 Participation.....................................11
      3.3 Change in Participation Status....................11
      3.4 Ineligible Participant............................11

ARTICLE IV..................................................12

DEFERRAL OF COMPENSATION....................................12
      4.1 Amount of Deferral................................12
      4.2 Company Matching Amounts..........................12
      4.3 Crediting Deferred Compensation and Company
            Matching Amounts.                               12

ARTICLE V...................................................13

BENEFIT ACCOUNTS............................................13
      5.1 Valuation of Account..............................13
      5.2 Crediting of Investment Return....................13
      5.3 Statement of Accounts.............................13
      5.4 Vesting of Account................................13
      5.5 Transfer of Deferral Account Balances.............14

ARTICLE VI..................................................15

PAYMENT OF BENEFITS.........................................15
      6.1  Payment  of  Deferral   Benefit  upon  Death,
             Disability   or Retirement.....................15
      6.2 Payment of Deferral Benefit upon Termination......15
      6.3 Payments to Beneficiaries.........................15
      6.4 In-Service Distribution...........................15
      6.5 Hardship Withdrawal...............................16
      6.6 Form of Payment...................................16
      6.7 Commencement of Payments..........................16
      6.8 Small Benefit.....................................17

ARTICLE VII.................................................18

BENEFICIARY DESIGNATION.....................................18
      7.1 Beneficiary Designation...........................18
      7.2 Change of Beneficiary Designation.................18
      7.3 No Designation....................................18
      7.4 Effect of Payment.................................18

ARTICLE VIII................................................19

ADMINISTRATION..............................................19
      8.1 Committee.........................................19
      8.2 Agents............................................19
      8.3 Binding Effect of Decisions.......................19
      8.4 Indemnification of Committee......................19

ARTICLE IX..................................................20

AMENDMENT AND TERMINATION OF PLAN...........................20
      9.1 Amendment.........................................20
      9.2 Termination.......................................20

ARTICLE X...................................................21

MISCELLANEOUS...............................................21
      10.1 Funding..........................................21
      10.2 Nonassignability.................................21
      10.3 Legal Fees and Expenses..........................22
      10.4 Captions.........................................22
      10.5 Governing Law....................................22
      10.6 Successors.......................................22
      10.7 Right to Continued Service.......................23

EXHIBIT A...................................................24

EXHIBIT B...................................................25

EXHIBIT C...................................................26

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                                    ARTICLE I


1.1 STATEMENT OF PURPOSE

This is the Equitable Resources, Inc. Deferred Compensation Plan (the "Plan") made in the form of this Plan and in related agreements between the Employer and certain management or highly compensated employees. The purpose of the Plan is to provide management and highly compensated employees of the Employer with the option to defer the receipt of portions of their compensation payable for services rendered to the Employer. It is intended that the Plan will assist in attracting and retaining qualified individuals to serve as officers and managers of the Employer. The Plan is effective as of January 1, 1996.




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                                   ARTICLE II


DEFINITIONS

When used in this Plan and initially capitalized, the following words and phrases shall have the meanings indicated:

2.1 ACCOUNT.

"Account" means the sum of a Participant's Deferral Account and Company Contribution Account.

2.2 BASE SALARY.

"Base Salary" means a Participant's base earnings paid by an Employer to a Participant without regard to any increases or decreases in base earnings as a result of (i) an election to defer base earnings under this Plan or (ii) an election between benefits or cash provided under a Plan of an Employer maintained pursuant to Section 125 or 401(k) of the Code and as limited in Exhibit B attached hereto.

2.3 BENEFICIARY.

"Beneficiary" means the person or persons designated or deemed to be designated by the Participant pursuant to Article VII to receive benefits payable under the Plan in the event of the Participant's death.

2.4 BOARD.

"Board" means the Board of Directors of the Company.

2.5 BONUS.

"Bonus" means a Participant's bonus or sales commission paid by the Employer to a Participant under the plans listed in Exhibit B attached hereto and to the degree limited in Exhibit B, as applicable, without regard to any decreases as a result of (i) an election to defer all or any portion of a bonus under this Plan or (ii) an election between benefits or cash provided under a plan of the Employer maintained pursuant to Section 401(k) of the Code.



2.6 CHANGE IN CONTROL.


A "Change in Control" shall occur or be deemed to have occurred only if any of the following events occur (each of such events being herein referred to as a "Change of Control"):

(a) The sale or other disposition by the Company of all or substantially all of its assets to a single purchaser or to a group of purchasers, other than to a corporation with respect to which, following such sale or disposition, more than eighty percent (80%) of, respectively, the then outstanding shares of Company common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of the Board of Directors is then owned beneficially, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the outstanding Company common stock and the combined voting power of the then outstanding voting securities immediately prior to such sale or disposition in substantially the same proportion as their ownership of the outstanding Company common stock and voting power immediately prior to such sale or disposition;
(b) The acquisition in one or more transactions by any person or group, directly or indirectly, of beneficial ownership of twenty percent (20%) or more of the outstanding shares of Company common stock or the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of the Board of Directors; provided, however, that any acquisition by (x) the Company or any of its subsidiaries, or any employee benefit plan (or related trust) sponsored or maintained by the Company or any of its subsidiaries or (y) any person that is eligible, pursuant to Rule 13d-1(b) under the Exchange Act (as such rule is in effect as of November 1, 1995), to file a statement on Schedule 13G with respect to its beneficial ownership of Company common stock and other voting securities whether or not such person shall have filed a statement on Schedule 13G, unless such person shall have filed a statement on Schedule 13D with respect to beneficial ownership of fifteen percent (15%) or more of the Company's voting securities, shall not constitute a Change of Control;
(c) The Company's termination of its business and liquidation of its assets;
(d) The reorganization, merger or consolidation of the Company into or with another person or entity, by which reorganization, merger or consolidation the persons who held one hundred percent (100%) of the voting securities of the Company prior to such reorganization, merger or consolidation receive or continue to hold less than sixty percent (60%) of the outstanding voting shares of the new or continuing corporation; or
(e) If, during any two-year period, less than a majority of the members of the Board of Directors are persons who were either (i) nominated or recommended for election by at least two-thirds vote of the persons who were members of the Board of Directors or Nominating Committee of the Board of Directors at the beginning of the period, or (ii) elected by at least a two-thirds vote of the persons who were members of the Board of Directors at the beginning of the period.

2.7 CODE.

"Code" means the Internal Revenue Code of 1986, as amended.

2.8 COMMITTEE.

"Committee" has the meaning set forth in Section 8.1.

2.9 COMPENSATION.

"Compensation" means the Base Salary and Bonus payable with respect to an Eligible Employee for each plan year.

2.10 COMPANY MATCHING ACCOUNT.

"Company Matching Account" means the account maintained on the books of the Employer for the purpose of accounting for the Company Matching Amount and for the amount of investment return credited thereto for each Participant pursuant to Article V.

2.11 COMPANY MATCHING AMOUNT.

"Company Matching Amount" means the amount credited to a Participant's Company Matching Account under Section 4.2.

2.12 COMPANY.

"Company" means Equitable Resources, Inc. and any successor thereto.

2.13 CREDITED SERVICE.

"Credited Service" means the sum of all periods of a Participant's employment by the Company or a Selected Affiliate for which service credit is given under the Equitable Resources Pension Plan.

2.14 DEFERRAL ACCOUNT.

"Deferral Account" means the account maintained on the books of the Employer for the purpose of accounting for the amount of Compensation that each Participant elects to defer under the Plan and for the amount of investment return credited thereto for each Participant pursuant to Article V.

2.15 DEFERRAL BENEFIT.

"Deferral Benefit" means the benefit payable to a Participant or his or her Beneficiary pursuant to Article VI.

2.16 DEFERRAL ELECTION.

"Deferral Election" means the written election made by a Participant to defer Compensation pursuant to Article IV.

2.17 DISABILITY.

"Disability" means a Participant's Disability as defined under the Company's Long Term Disability Plan or its successors.

2.18 EARLY RETIREMENT.

"Early Retirement" will be granted by the Committee at its sole discretion.

2.19 ELIGIBLE EMPLOYEE.

"Eligible Employee" means a highly compensated or management employee of the Company who is designated by the Committee, by name or group or description, in accordance with Section 3.1 as eligible to participate in the Plan.

2.20 EMPLOYER.

"Employer" means, with respect to a Participant, the Company or the Selected Affiliate which pays such Participant's Compensation.

2.21 HARDSHIP WITHDRAWAL.

"Hardship Withdrawal" has the meaning set forth in Section 6.5.

2.22 INVESTMENT RETURN RATE.

"Investment Return Rate" means:
      (a) In the case of an investment named in Exhibit C of a fixed income nature, the interest deemed to be credited,
      (b) In the case of an investment named in Exhibit C of an equity investment nature, the increase and decrease in deemed value and dividends deemed to be credited.

2.23 PARTICIPANT.

"Participant" means any Eligible Employee who elects to participate by filing a Participant Agreement or who is automatically enrolled as provided in Section 3.2.

2.24 PARTICIPATION AGREEMENT.

"Participation Agreement" means the agreement filed by a Participant, in the form prescribed by the Committee, pursuant to Section 3.2.

2.25 PLAN.

"Plan" means the Equitable Resources, Inc. Deferred Compensation Plan, as amended from time to time.

2.26 PLAN YEAR.

"Plan Year" means a twelve-month period commencing January 1 and ending the following December 31.

2.27 SAVINGS PLAN.

"Savings Plan" means,  with respect to a Participant,  the Equitable  Resources,
Inc.  Employee  Savings  Plan,  or  its  successor,   as  Amended  and  Restated
________________, or as may be amended from time to time.

2.28 SELECTED AFFILIATE.

"Selected Affiliate" means (1) any Company in an unbroken chain of companies beginning with the Company if each of the companies other than the last company in the chain owns or controls, directly or indirectly, stock possessing not less than 50 percent of the total combined voting power of all classes of stock in one of the other companies, or (2) any partnership or joint venture in which one or more of such companies is a partner or venturer, each of which shall be selected by the Committee.

2.29 RETIREMENT

"Retirement" means the termination of a Participant who has reached age 65.

2.30 VALUATION DATE.

"Valuation Date" means a date on which the amount of a Participant's Account is valued as provided in Article V. The Valuation Date shall be the end of the Plan year and any other date determined by the Committee.



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                                   ARTICLE III


ELIGIBILITY AND PARTICIPATION


3.1 ELIGIBILITY.

Eligibility to participate in the Plan is limited to Eligible Employees. From time to time, and subject to Section 3.4, the Committee shall prepare, and attach to the Plan as Exhibit A, a complete list of the Eligible Employees, by individual name or by reference to an identifiable group of persons or by descriptions of the components of compensation of an individual which would qualify individuals which are eligible to participate and all of whom shall be a select group of management or highly compensated employees.

3.2 PARTICIPATION.

Participation in the Plan shall be limited to Eligible Employees who elect to participate in the Plan by filing a Participation Agreement with the Committee. An Eligible Employee shall commence participation in the Plan upon the first day of his or her first payroll period following the receipt of his or her Participation Agreement by the Committee.

3.3 CHANGE IN PARTICIPATION STATUS.

A Participant may change a previously elected percentage of deferral of Base Salary or elect to terminate his or her participation in the Plan at any time by filing a written notice thereof with the Committee. Changes will only become effective as of the beginning of the next payroll period in the month following receipt of the change in election by the Committee and in accordance with the Company's prevailing administrative procedures. Amounts credited to such Participant's Account with respect to periods prior to the effective date of such termination shall continue to be payable pursuant to, receive investment credit on, and otherwise be governed by, the terms of the Plan. A participant may change a previously elected percentage of deferral of Bonus, or elect to terminate future Bonus deferrals, by filing a written notice thereof with the Committee prior to the start of the next Bonus measurement period.

3.4 INELIGIBLE PARTICIPANT.

Notwithstanding any other provisions of this Plan to the contrary, if the Committee determines that any Participant may not qualify as a "management or highly compensated employee" within the meaning of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or regulations thereunder, the Committee may determine, in its sole discretion, that such Participant shall cease to be eligible to participate in this Plan. Upon such determination, the Employer shall make a sum payment to the Participant equal to the vested amount credited to his Account as soon as administratively practicable. Upon such payment, no benefit shall thereafter be payable under this Plan either to the Participant or any Beneficiary, and all of the Participant's elections as to the time and manner of payment of his Account will be deemed to be canceled.


                                   ARTICLE IV


DEFERRAL OF COMPENSATION


4.1 AMOUNT OF DEFERRAL.

With respect to each Plan Year, a Participant may elect to defer a specified percentage of his or her Compensation up to the percentage of compensation defined and the terms described in Exhibit B attached hereto. A Participant may change the percentage of his or her Compensation to be deferred by filing a written notice thereof with the Committee. Any such change shall be effective as of the first day of the Plan Year immediately following the Plan Year in which such notice is filed with the Committee.

4.2 COMPANY MATCHING AMOUNTS.

If the Committee authorizes a Matching Amount with respect to, and preceding, any Plan Year(s), the Employer shall provide Matching Amounts under this Plan with respect to each Participant who is eligible to be allocated matching contributions under the Savings Plan. The total Matching Amounts under this Plan on behalf of a Participant for each Plan Year shall not exceed the difference between (i) the matching percentage of the Compensation deferred by a Participant under this Plan and of the Participant's pre-tax elective deferrals for the Plan Year under the Savings Plan, less (ii) the Employer matching contributions allocated to the Participant under the Savings Plan for such Plan Year.

4.3 CREDITING DEFERRED COMPENSATION AND COMPANY MATCHING AMOUNTS.

The amount of Compensation that a Participant elects to defer under the Plan shall be credited by the Employer to the Participant's Deferral Account periodically, the frequency of which will be determined by the Committee. To the extent that the Employer is required to withhold any taxes or other amounts from a Participant's deferred Compensation pursuant to any state, federal or local law, such amounts shall be withheld only from the Participant's compensation before such amounts are credited. The Company Matching Amount under the Plan for each Participant shall be credited by the Employer periodically, the frequency of which will be determined by the Committee.



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                                    ARTICLE V


BENEFIT ACCOUNTS


5.1 VALUATION OF ACCOUNT.

As of each Valuation Date, a Participant's Account shall consist of the balance of the Participant's Account as of the immediately preceding Valuation Date, plus the Participant's Deferred Compensation and Company Contribution Amount credited pursuant to Section 4.2 since the immediately preceding Valuation Date, plus investment return credited as of such Valuation Date pursuant to Section 5.2, minus the aggregate amount of distributions, if any, made from such Account since the immediately preceding Valuation Date.

5.2 CREDITING OF INVESTMENT RETURN.

As of each Valuation Date, each Participant's Deferral Account and Company Contribution shall be increased by the amount of investment return earned since the immediately preceding Valuation Date. Investment return shall be credited at the Investment Return Rate as of such Valuation Date based on the average balance of the Participant's Deferral Account and Company Contribution, respectively, since the immediately preceding Valuation Date, but after such Accounts have been adjusted for any contributions or distributions to be credited or deducted for such period. Investment return for the period prior to the first Valuation Date applicable to a Deferral Account or an Company Contribution shall be deemed earned ratably over such period. Until a Participant or his or her Beneficiary receives his or her entire Account, the unpaid balance thereof shall earn an investment return as provided in this
Section 5.2.

5.3 STATEMENT OF ACCOUNTS.

The Committee shall provide to each Participant, within 30 days after the close of each calendar quarter, a statement setting forth the balance of such Participant's Account as of the last day of the preceding calendar quarter and showing all adjustments made thereto during such calendar quarter.

5.4 VESTING OF ACCOUNT.

Except as provided in Sections 10.1 and 10.2, a Participant shall be 100% vested in his or her Deferral Account at all times. A Participant's interest in his or her Company Contribution shall be 100% vested as of a Change in Control. Prior to this event, a Participant's interest in his or her Company Contribution shall vest under the vesting schedule for Company Contribution under the Savings Plan. Any nonvested portion of a Participant's Company Contribution shall be forfeited at termination. Forfeitures under the Plan shall be for the benefit of the Employer and shall not be credited to other Participants.



5.5 TRANSFER OF DEFERRAL ACCOUNT BALANCES

Once every month a Participant may, by appropriate direction which is properly received by the Company or the Committee, in accordance with uniform rules established by the Company, elect to transfer in increments of 10% all or part of the deemed value of his or her Deferral Account credits, except as may be limited by the Committee, from any one or more investment options to any one or more other such investment options as listed in Exhibit C. Such a transfer shall not constitute a change in the Participant's current investment election.

The effective date of any transfer above shall be the date for which the appropriate direction to the Company or its designee has been properly received in accordance with uniform rules established by the Company. The Company reserves the right to refuse to honor any Participant direction related to investments or withdrawals, including transfers among investment options, where necessary or desirable to assure compliance with applicable law including U.S. and other securities laws. However, the Company does not assume any responsibility for compliance by officers or others with any such laws, and any failure by the Company to delay or dishonor any such direction shall not be deemed to increase the Company's legal exposure to the Participant or third parties.

                                   ARTICLE VI


PAYMENT OF BENEFITS


6.1 PAYMENT OF DEFERRAL BENEFIT UPON DEATH, DISABILITY OR RETIREMENT.

Upon the death, Disability, Early Retirement, or Retirement of a Participant, the Employer shall pay to the Participant or his Beneficiary a Deferral Benefit equal to the balance of his or her vested Account determined pursuant to Article V, less any amounts previously distributed, based on his written election pursuant to Section 6.6

6.2 PAYMENT OF DEFERRAL BENEFIT UPON TERMINATION.

Upon the termination of service of the Participant as an employee of the Employer and all Selected Affiliates for reasons other than death, Disability, or Retirement, the Employer shall pay to the Participant a Deferral Benefit in a lump sum equal to the balance of his or her vested Account determined pursuant to Article V, less any amounts previously distributed, as soon as administratively practical.

6.3 PAYMENTS TO BENEFICIARIES.

In the event of the Participant's death prior to his or her receipt of all elected annual installments, his or her Beneficiary will receive the remaining annual installments at such times as such installments would have become distributable to the Participant.

6.4 IN-SERVICE DISTRIBUTION

A participant may elect to receive an in-service distribution of a portion or all of his or her Deferral Account only beginning at any time not less than one year after the end of the Plan Year in which such Compensation was deferred. A Participant's election for an in-service distribution shall be filed annually in writing with the Committee at the same time his or her Deferral Election is made. The Participant may elect to receive such Compensation as an in-service distribution in lump sum only, the amount of which will be the lesser of the distribution election for that year or the Deferral Account balance attributable to that year's deferral. Any benefits paid to the Participant as an in-service distribution shall reduce the amount of Deferral Benefit otherwise payable to the Participant under the Plan.



6.5 HARDSHIP WITHDRAWAL.

In the event that the Committee, under written request of a Participant, determines, in its sole discretion, that the Participant has suffered an unforeseeable financial emergency, the Employer shall pay to the Participant, as soon as practicable following such determination, an amount necessary to meet the emergency (the "Hardship Withdrawal"), but not exceeding the aggregate balance of such Participant's Deferral Account as of the date of such payment. For purposes of this Section 6.5, an "unforeseeable financial emergency" shall mean an event that the Committee determines to give rise to an unexpected need for cash arising from an illness, casualty loss, sudden financial reversal or other such unforeseeable occurrence. Amounts of Hardship Withdrawal may not exceed the amount the Committee reasonably determines to be necessary to meet such emergency needs (including taxes incurred by reason of a taxable distribution). The amount of the Deferral Benefit otherwise payable under the Plan to such Participant shall be adjusted to reflect the early payment of the Hardship Withdrawal.

6.6   FORM OF PAYMENT.

The Deferral Benefit payable pursuant to Section 6.1 shall be paid in one of the following forms, as elected by the Participant in his or her Participant
Agreement on file as of one (1) year and one (1) day prior to the date of termination or death:
      (a) Annual payments of a fixed amount which shall amortize the vested Account balance of the payment commencement date over a period not to exceed ten (10) years (together, in the case of each annual payment, with interest thereon credited after the payment commencement date pursuant to Section 5.2).
      (b) A lump sum as soon as administratively practical. In the event a Participant fails to make a distribution election, his or her vested Account Balance shall be distributed as a lump sum distribution as soon as administratively practical after his or her termination, death or Disability.

6.7 COMMENCEMENT OF PAYMENTS.

Commencement of payments under Section 6.1 of the Plan shall begin within 60 days following receipt of written notice by the Committee of an event which entitles a Participant (or a Beneficiary) to payments under the Plan.



6.8 SMALL BENEFIT.

In the event the Committee determines that the balance of a Participant's Account is less than $3,500 at the time of commencement of payments, or the portion of the balance of the Participant's Account payable to any Beneficiary is less than $3,500 at the time of commencement of payments, the Committee may inform the Employer and the Employer, in its discretion, may choose to pay the benefit in the form of a lump sum payment, notwithstanding any provision of the Plan or a Participant election to the contrary. Such lump sum payment shall be equal to the balance of the Participant's Account or the portion thereof payable to a Beneficiary.

                                   ARTICLE VII


BENEFICIARY DESIGNATION


7.1 BENEFICIARY DESIGNATION.

Each Participant shall have the sole right, at any time, to designate any person or persons as his Beneficiary to whom payment under the Plan shall be made in the event of his or her death prior to complete distribution to the Participant of his or her Account. Any Beneficiary designation shall be made in a written instrument provided by the Committee. All Beneficiary designations must be filed with the Committee and shall be effective only when received in writing by the Committee. In the event that a Beneficiary form has not been filed, the Beneficiary to whom payment has been designated under the Savings Plan shall be used.

7.2 CHANGE OF BENEFICIARY DESIGNATION.

Any Beneficiary designation may be changed by a Participant by the filing of a new Beneficiary designation, which will cancel all Beneficiary designations previously filed. The designation of a Beneficiary may be made or changed at any time without the consent of any person.

7.3 NO DESIGNATION.

If a Participant fails to designate a Beneficiary as provided above, or if all designated Beneficiaries predecease the Participant, then the Participant's designated Beneficiary shall be deemed to be the Participant's estate.

7.4 EFFECT OF PAYMENT.

Payment to a Participant's Beneficiary (or, upon the death of a primary Beneficiary, to the contingent Beneficiary or, if none, to the Participant's estate) shall completely discharge the Employer's obligations under the Plan.

                                  ARTICLE VIII


ADMINISTRATION


8.1 COMMITTEE.

The administrative committee for the Plan (the "Committee") shall be those members of the Employee Pension Committee as long as there are at least three such members. If there are not at least three such non-participating persons on the Committee, the Chief Executive Officer of the Company shall appoint other Company officers to serve on the Committee. The Committee shall have complete discretion to i) supervise the administration and operation of the Plan, ii) adopt rules and procedures governing the Plan from time to time and iii) shall have authority to give interpretive rulings with respect to the Plan.

8.2 AGENTS.

The Committee may appoint an individual, who may be an employee of the Company, to be the Committee's agent with respect to the day-to-day administration of the Plan. In addition, the Committee may, from time to time, employ other agents and delegate to them such administrative duties as it sees fit, and may from time to time consult with counsel who may be counsel to the Company.

8.3 BINDING EFFECT OF DECISIONS.

Any decision or action of the Committee with respect to any question arising out of or in connection with the administration, interpretation and application of the Plan shall be final and binding upon all persons having any interest in the Plan.

8.4 INDEMNIFICATION OF COMMITTEE.

The Company shall indemnify and hold harmless the members of the Committee and their duly appointed agents under Section 8.2 against any and all claims, loss, damage, expense or liability arising from any action or failure to act with respect to the Plan, except in the case of gross negligence or willful misconduct by any such member or agent of the Committee.

                                   ARTICLE IX


AMENDMENT AND TERMINATION OF PLAN


9.1 AMENDMENT.

The Company, on behalf of itself and of each Selected Affiliate may at any time amend, suspend or reinstate any or all of the provisions of the Plan, except that no such amendment, suspension or reinstatement may adversely affect any Participant's Account, as it existed as of the day before the effective date of such amendment, suspension or reinstatement, without such Participant's prior written consent. Written notice of any amendment or other action with respect to the Plan shall be given to each Participant.

9.2 TERMINATION.

The Company, on behalf of itself and of each Selected Affiliate, in its sole discretion, may terminate this Plan at any time and for any reason whatsoever. Upon termination of the Plan, the Committee shall take those actions necessary to administer any Accounts existing prior to the effective date of such termination; provided, however, that a termination of the Plan shall not adversely affect the value of a Participant's Account, the crediting of investment return under Section 5.2 or the timing or method of distribution of a Participant's Account, without the Participant's prior written consent. Notwithstanding the foregoing, a termination of the Plan shall not give rise to accelerated or automatic vesting of any Participant's Matching Account.

                                    ARTICLE X


MISCELLANEOUS


10.1 FUNDING.

Participants, their Beneficiaries, and their heirs, successors and assigns, shall have no secured interest or claim in any property or assets of the Employer. The Employer's obligation under the Plan shall be merely that of an unfunded and unsecured promise of the Employer to pay money in the future. Notwithstanding the foregoing, in the event of a Change in Control, the Company shall create an irrevocable trust, or before such time the Company may create an irrevocable or revocable trust, to hold funds to be used in payment of the obligations of Employers under the Plan. In the event of a Change in Control or prior thereto, the Employers shall fund such trust in an amount equal to not less than the total value of the Participants' Accounts under the Plan as of the Valuation Date immediately preceding the Change in Control, provided that any funds contained therein shall remain liable for the claims of the respective Employer's general creditors.

10.2 NONASSIGNABILITY.

No right or interest under the Plan of a Participant or his or her Beneficiary (or any person claiming through or under any of them) shall be assignable or transferable in any manner or be subject to alienation, anticipation, sale, pledge, encumbrance or other legal process or in any manner be liable for or subject to the debts or liabilities of any such Participant or Beneficiary. If any Participant or Beneficiary shall attempt to or shall transfer, assign, alienate, anticipate, sell, pledge or otherwise encumber his or her benefits hereunder or any part thereof, or if by reason of his or her bankruptcy or other event happening at any time such benefits would devolve upon anyone else or would not be enjoyed by him or her, then the Committee, in its discretion, may terminate his or her interest in any such benefit (including the Deferral Account) to the extent the Committee considers necessary or advisable to prevent or limit the effects of such occurrence. Termination shall be effected by filing a written "termination declaration" with the Clerk of the Company and making reasonable efforts to deliver a copy to the Participant or Beneficiary whose interest is adversely affected (the "Terminated Participant"). As long as the Terminated Participant is alive, any benefits affected by the termination shall be retained by the Employer and, in the Committee's sole and absolute judgment, may be paid to or expended for the benefit of the Terminated Participant, his or her spouse, his or her children or any other person or persons in fact dependent upon him or her in such a manner as the Committee shall deem proper. Upon the death of the Terminated Participant, all benefits withheld from him or her and not paid to others in accordance with the preceding sentence shall be disposed of according to the provisions of the Plan that would apply if he or she died prior to the time that all benefits to which he or she was entitled were paid to him or her.

10.3 LEGAL FEES AND EXPENSES.

It is the intent of the Company and each Selected Affiliate that no Eligible Employee or former Eligible Employee be required to incur the expenses associated with the enforcement of his or her rights under this Plan by litigation or other legal action because the cost and expense thereof would substantially detract from the benefits intended to be extended to an Eligible Employee hereunder. Accordingly, if after a Change in Control it should appear that the Employer has failed to comply with any of its obligations under this Plan or in the event that the Employer or any other person takes any action to declare this Plan void or unenforceable, or institutes any litigation designed to deny, or to recover from, the Eligible Employee the benefits intended to be provided to such Eligible Employee hereunder, the Employer irrevocably authorizes such Eligible Employee from time to time to retain counsel of his or her choice, at the expense of the Employer as hereafter provided, to represent such Eligible Employee in connection with the initiation or defense of any litigation or other legal action, whether by or against the Employer or any director, officer, stockholder or other person affiliated with the Employer in any jurisdiction. Notwithstanding any existing or prior attorney-client relationship between the Employer and such counsel, the Employer irrevocably consents to such Eligible Employee's entering into an attorney-client relationship with such counsel, and in that connection the Employer and such Eligible Employee agree that a confidential relationship shall exist between such Eligible Employee and such counsel. The Employer shall pay and be solely responsible for any and all attorneys' and related fees and expenses incurred by such Eligible Employee as a result of the Employer's failure to perform under this Plan or any provision thereof; or as a result of the Employer or any person contesting the validity or enforceability of this Plan or any provision thereof.

10.4 CAPTIONS.

The captions contained herein are for convenience only and shall not control or affect the meaning or construction hereof.

10.5 GOVERNING LAW.

The provisions of the Plan shall be construed and interpreted according to the laws of the Commonwealth of Pennsylvania.

10.6 SUCCESSORS.

The provisions of the Plan shall bind and inure to the benefit of the Company, its Selected Affiliates, and their respective successors and assigns. The term successors as used herein shall include any corporate or other business entity which shall, whether by merger, consolidation, purchase or otherwise, acquire all or substantially all of the business and assets of the Company or a Selected Affiliate and successors of any such Company or other business entity.

10.7 RIGHT TO CONTINUED SERVICE.

Nothing contained herein shall be construed to confer upon any Eligible Employee the right to continue to serve as an Eligible Employee of the Employer or in any other capacity.

EXECUTED THIS 1ST DAY OF JANUARY, 1996.


                      EQUITABLE RESOURCES, INC.

                      BY: GREGORY R. SPENCER

                      TITLE: VICE PRESIDENT, HUMAN RESOURCES AND ADMINISTRATION

                                                                      EXHIBIT A

RE:                             SECTION 3.1 - DESCRIPTION OF ELIGIBLE EMPLOYEES
Date:                                                          January 1, 1996.
THE COMMITTEE HAS DETERMINED THAT THE FOLLOWING NAMED INDIVIDUALS OR GROUPS
OF PERSONS OR DESCRIPTIONS OF THE COMPONENTS OF COMPENSATION OF AN INDIVIDUAL WHICH WOULD QUALIFY INDIVIDUALS WHICH ARE ELIGIBLE TO PARTICIPATE IN THE PLAN AS ELIGIBLE EMPLOYEES:

         Employees eligible to receive bonus payments under the Equitable Resources Short-term Bonus Plan

EXHIBIT B

RE:                                            SECTION 4.1 - AMOUNT OF DEFERRAL
                                               --------------------------------
Dated:                                                          January 1, 1996

AS OF THE DATE ABOVE, AND EFFECTIVE UNTIL THIS EXHIBIT IS MODIFIED BY THE COMMITTEE, THE TABLE BELOW INDICATES THE TYPES OF COMPENSATION WHICH ARE ELIGIBLE FOR INCOME DEFERRAL AT THE ASSIGNED PERCENTAGES AS NOTED:
---------------------------------------------------------------

TYPE OF COMPENSATION   MAXIMUM PERCENTAGE   OTHER LIMITATIONS
                      THAT CAN BE DEFERRED
---------------------------------------------------------------
---------------------------------------------------------------
Base Salary                   N/A          Any amount over
                                           IRS limit

---------------------------------------------------------------
---------------------------------------------------------------
Bonus                         100%         In increments of
                                           10% or the entire
                                           amount of the
                                           Bonus awarded in
                                           excess of a stated
                                           dollar amount.
---------------------------------------------------------------

                                                                      EXHIBIT C

RE:                                       SECTION 2.18 - INVESTMENT RETURN RATE
                                          -------------------------------------
Date:                                                           January 1, 1996

The following indicate the investment account equivalents available as of the date indicated that are used in determining the Investment Return Rate.

  --------------------------------------------------
           Account Name           Effective Date
  --------------------------------------------------
  Equitable Resources Common           1/1/96
  Stock Fund
  --------------------------------------------------
  --------------------------------------------------
  Putnam Overseas Growth Fund          1/1/96
  --------------------------------------------------
  --------------------------------------------------
  Putnam Voyager Fund                  1/1/96
  --------------------------------------------------
  --------------------------------------------------
  The Putnam Fund for Growth and       1/1/96
  Income
  --------------------------------------------------
  --------------------------------------------------
  The George Putnam Fund of            1/1/96
  Boston
  --------------------------------------------------
  --------------------------------------------------
  Putnam Income Fund                   1/1/96
  --------------------------------------------------
  --------------------------------------------------
  Putnam Stable Value Fund             1/1/96
  --------------------------------------------------